Share-based payment arrangements (Tables)	6 Months Ended
Jun. 30, 2026
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Disclosure of indirect measurement of fair value of goods or services received, other equity instruments granted during period
The fair value of PSU granted in the six months ended June 30, 2026 was determined at the grant date, taking into account market condition. Fair value of the PSU award units has been measured using a Monte Carlo simulation model. A summary of the measurement of the fair value and inputs at grant date is as follows:

June 30, 2026
Fair value at grant date (weighted average)	$1.83
Share price at grant date	$3.55
Expected volatility	45%
Expected term	10 years
Risk-free rate	4.25%